Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard Moore, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the quarterly report on Form 10-Q of Fox Petroleum Inc. for the period ended August 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Fox Petroleum Inc..

Dated: October 20, 2009

/s/ Richard Moore
Richard Moore
President, Chief Executive Officer, Chairman, and
Director
(Principal Executive Officer, Principal Financial
Officer, and Principal Accounting Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Fox Petroleum Inc. and will be retained by Fox Petroleum Inc. and furnished to the Securities and Exchange Commission or its staff upon request.